UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

NXG NextGen Infrastructure Income Fund
(Exact name of registrant as specified in charter)

4925 Greenville Avenue, Suite 1310

Dallas, TX 75206
(Address of principal executive offices) (Zip code)

John Musgrave

4925 Greenville Avenue, Suite 1310

Dallas, TX 75206
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2025

Item 1. Reports to Stockholders.

(a)

NXG | INVESTMENT MANAGEMENT

Semi-Annual Report

May 31, 2025

NXG NextGen Infrastructure Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

www.nxgim.com

Table of Contents

Shareholder Letter (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	5
Key Financial Data (Supplemental Unaudited Information)	6
Allocation of Portfolio Assets (Unaudited)	7
Schedule of Investments (Unaudited)	8
Statement of Assets & Liabilities (Unaudited)	11
Statement of Operations (Unaudited)	12
Statements of Changes in Net Assets	13
Statement of Cash Flows (Unaudited)	14
Financial Highlights	15
Notes to Financial Statements (Unaudited)	16
Additional Information (Unaudited)	25
Board Approval of Investment Management (Unaudited)	29

NXG NextGen Infrastructure Income Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2025 (the “period”), the NXG NextGen Infrastructure Income Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions of -3.61%, versus a total return of -1.35% for the S&P 500® Index (Total Return) (“S&P 500”).1 The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions was -5.37% for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 2.30% premium to NAV as of the end of the period, compared to a 4.17% premium at the end of the Fund’s last fiscal year and a 5.83% discount as of May 31, 2024.

Market and Themes Overview

The Fund invests along four main themes:

●	Clean & Sustainable Infrastructure – Renewable energy, sustainable, and water

●	Communication & Technology Infrastructure – Data storage and information highway

●	Energy Infrastructure – Power generation and transmission and midstream energy

●	Industrial Infrastructure – Freight transportation, ports and airports, and engineering

A rise in volatility marked the start of the period and persisted throughout. Markets began the year digesting the Federal Reserve’s unexpectedly hawkish stance and fewer anticipated rate cuts for 2025 than previously expected. Year-end profit-taking in December 2024 pressured risk assets broadly.

The Fund’s largest weighting during the period was in midstream energy equities. This grouping rebounded sharply in January from December’s decline. Optimism was fueled by the anticipated implementation of pro-energy reforms under the new Trump administration, including the declaration of a national energy emergency, the reversal of restrictive regulations on fossil fuel development and liquefied natural gas (“LNG”) exports, and formal withdrawal from international climate agreements. These actions created a highly favorable regulatory backdrop, positioning companies near key U.S. production basins to benefit directly from accelerated LNG and pipeline infrastructure approvals.

The OPEC+ group reduced energy equity enthusiasm by announcing plans in April to reinstate 411,000 barrels per day of curtailed production beginning in May 2025, nearly triple market expectations. Coupled with renewed trade concerns, this move pushed WTI crude prices into the low $60s per barrel, approaching uneconomic levels for many U.S. shale producers. A subsequent announcement in May adding a further 411,000 barrels per day from June helped keep downward pressure on crude oil prices through the end of the period.

Natural gas demand remained a bright spot, though. Its role in power generation and industrial resilience continued to grow, while the explosive growth in power consumption forecasts for AI-driven data centers introduced a powerful, long-duration demand driver. The proposed $500 billion Stargate project, backed by OpenAI, Oracle, and Softbank, underscored the scale of the opportunity. Over the next five years, some forecasts call for more than 100 GW of incremental U.S. power demand, effectively doubling current levels by 2030.

The remainder of the Fund’s investments were spread amongst companies that we view as leaders in providing the infrastructure that will power and facilitate the information-based economy, including the rapid development of generalized artificial intelligence (“GenAI”) and machine learning. Included in this theme are electric

[1]	See index descriptions on page 5 of this report.

utilities and power generators that will satisfy the ever-increasing demand for carbon-free power; the companies providing the software necessary to operate and secure servers and networks; and the companies building out the transmission, distribution and management infrastructure necessary for power and communications delivery.

Although China’s DeepSeek AI model briefly raised concerns around improved energy efficiency for developing AI models, those fears faded quickly. U.S. tech leaders – including Meta, Microsoft, and Amazon – reaffirmed their infrastructure buildouts. Improved efficiency appears to be accelerating adoption rather than capping power demand. We believe these dynamics further reinforce the long-term growth case for the AI infrastructure investment sphere of engineering, utility, and natural gas midstream.

Tariffs emerged as a meaningful market disruptor later in the period. The administration’s “Liberation Day” tariff package exceeded expectations in both scope and severity. Markets reacted swiftly: the S&P 500 posted its fourth-worst two-day decline in 75 years, volatility surged, and credit spreads widened materially. Although energy commodities such as crude, refined products, and LNG were explicitly exempted, the broader implications for global trade and economic momentum reintroduced significant uncertainty.

The interest rate environment was notably less stable during the period as compared to the prior period and recent history, with the 10-year treasury yield averaging around 4.45%.2 While expectations for Federal Reserve to cut rates near the end of the year remain, there is greater uncertainty primarily due to the expected impact of announced tariffs. Though incoming economic, and specifically inflation, data remains benign, the expectation is for it to worsen over time.3

Fund Performance and Strategy

For the period, the Fund delivered a -3.61% NAV total return. Positive contributions to the Fund were dominated by its holdings in Electric Utilities & Power Generation with Constellation Energy Corporation (NASDAQ: CEG) and NRG Energy, Inc. (NYSE: NRG) while also gaining a significant positive contribution from cybersecurity leader CrowdStrike Holdings, Inc. (NASDAQ: CRWD). Constellation Energy solidified its industry leadership with the acquisition of Calpine Corp., significantly expanding its generation portfolio and geographic footprint while NRG Energy did likewise by acquiring a power portfolio from LS Power. Rounding out the top positive contributors was CrowdStrike, which continues to execute and recover after a very public misstep and outage with Microsoft Windows devices worldwide in July of 2024.

The Fund’s bottom contributors in order of most negative to least negative performance were Targa Resources Corp. (NYSE: TRGP), ONEOK, Inc. (NYSE: OKE), and Viper Energy, Inc. (NASDAQ: VNOM). All three holdings were pressured by declining commodity prices.

While the quarter’s results were disappointing, we remain anchored in our long-term investment framework. We are continually refining our approach to security selection, and the themes to which we remain exposed are highly relevant and, in our view, not fully appreciated by the market. We believe the Fund is positioned to benefit from increased power demand driven by the rapid growth of artificial intelligence (“AI”) technology and the resulting data center expansion. We expect the resulting dislocations this period created offer compelling opportunities ahead.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies generating stable cash flows and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return

[2]	U.S. 10-year Treasury yield data is based on daily closing values obtained from the U.S. Department of the Treasury website (https://www.treasury.gov).

[3]	Powell, J. (March 7, 2025). Speech at the U.S. Monetary Policy Forum, University of Chicago Booth School of Business, Chicago.

are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

Average leverage for the period was 35% of managed assets, which compares to an average 36% leverage ratio in the prior fiscal year.

Closing

Midstream companies entered 2025 meaningfully stronger than in prior cycles, with fortified balance sheets, reduced leverage, and record free cash flow (“FCF”). With less of that cash flow now required for debt reduction, companies have increasingly prioritized growth and returns through prudent capital deployment and selective mergers and acquisitions. Equity issuance has largely disappeared, and capital allocation has become more shareholder focused through rising dividends, opportunistic buybacks, and disciplined reinvestment. This enhanced financial flexibility, combined with a growing pipeline of high return brownfield projects, has positioned the sector to deliver stable returns, even in periods of macroeconomic volatility.

Looking ahead, we expect EBITDA growth, consistent shareholder returns, and potential multiple expansion to drive attractive long-term outcomes. While a broad valuation rerating is not central to our thesis, we believe current conditions remain favorable and that the sector’s fundamentals, supported by Permian production growth, rising natural gas liquids volumes, and accelerating AI related demand, remain underappreciated by the market.

We see the trends fueling the development of next generation infrastructure as likewise strong. Projections for power demand necessary to service the rapid development of GenAI and then incorporate that technology into everyday life support the view that power generation and transmission will grow at levels well above the pace of recent history. Reshoring of industry to mitigate against supply chain pressures exerted by geopolitical uncertainty will, we believe, further support development of infrastructure. Society will demand, further, that this new power and infrastructure be delivered in ways that minimize their impact on the environment.

Therefore, our outlook for 2025 remains optimistic. This optimism is based on the durable FCF generation capabilities characteristic of midstream companies, which we believe will continue to drive idiosyncratic and uncorrelated total returns for equityholders. We believe the significant transformation of the midstream energy sector in recent years, alongside its positive FCF attributes, remains unrecognized and mispriced. We believe this value proposition, augmented by the healthy growth outlook for next gen infrastructure, presents multiple opportunities for strong performance.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

John Musgrave
Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments or references to third-party forecasts of specific infrastructure projects are for illustration only and are not intended as recommendations of individual investments. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

Certain information contained herein may constitute “forward-looking” statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” expect,” “estimate,” or “believe” or other variations thereof. Such statements reflect various assumptions by NXG concerning anticipated trends or events, which may or may not occur. Due to various risks and uncertainties, actual events or results may differ materially from those reflected or contemplated in such forward-looking statements.

NXG NextGen Infrastructure Income Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS May 31, 2025
	1 Year	5 Year	10 Year
NXG NextGen Infrastructure Income Fund	20.10%	12.39%	1.34%

S&P Global Infrastructure Index	20.58%	11.44%	6.10%

Data for NXG NextGen Infrastructure Income Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See page 15 for total investment return based on market value). Past performance is no guarantee of future results.

The S&P Global Infrastructure Index is an unmanaged index of 75 complanies around the world chosen to represent the infrastructure industry in three distinct clusters: energy, transportation and utiliities. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

NXG NextGen Infrastructure Income Fund Key Financial Data (Supplemental Unaudited Information)

The information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period From December 1, 2024 through May 31, 2025	Fiscal Year Ended 11/30/24	Fiscal Year Ended 11/30/23	Fiscal Year Ended 11/30/22	Fiscal Year Ended 11/30/21	Fiscal Year Ended 11/30/20
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$3,943,638	$8,870,131	$9,878,217	$8,667,303	$9,924,383	$7,035,276
Interest income & other	$199,003	$268,665	$878,205	$1,047,575	$1,061,057	$1,883,405
Total income from investments	$4,142,641	$9,138,796	$10,756,422	$9,714,878	$10,985,440	$8,918,681
Adviser fees and operating expenses
Adviser fees, less expense waived by Adviser	$1,168,739	$67,579	$1,645,272	$1,864,503	$1,894,568	$1,397,229
Operating expenses (a)	501,933	2,898,173	792,592	778,446	735,891	720,285
Leverage costs	1,722,451	3,002,080	2,594,415	1,285,151	538,072	169,833
Total Adviser fees and operating expenses	$3,393,123	$5,967,832	$5,032,279	$3,928,100	$3,168,531	$2,287,347
Distributable Cash Flow (DCF) (b)	$749,518	$3,170,964	$5,724,143	$5,786,778	$7,816,909	$6,631,334
Distributions paid on common stock	$11,904,946	$18,732,343	$10,241,388	$6,656,226	$6,656,226	$11,863,818
Distributions paid on common stock per share	$3.24	$6.48	$3.94	$2.56	$2.56	$4.56
Distribution Coverage Ratio
Before Adviser fees and operating expenses	0.3x	0.5x	1.1x	1.5x	1.7x	0.8x
After Adviser fees and operating expenses	0.1x	0.2x	0.6x	0.9x	1.2x	0.6x
OTHER FUND DATA (end of period)
Total Assets, end of period	242,842,159	233,163,712	146,276,580	194,194,289	202,602,696	137,938,612
Unrealized appreciation (depreciation)	62,199,734	66,283,716	10,735,135	5,288,776	6,456,872	16,360,633
Short-term borrowings	53,810,000	54,810,000	36,810,000	41,410,000	56,410,000	18,310,000
Short-term borrowings as a percent of total assets	22%	24%	25%	21%	28%	13%
Net Assets, end of period	188,388,984	177,964,351	103,681,589	142,434,269	138,537,314	119,348,473
Net Asset Value per common share	$46.10	$51.30	$39.85	$54.75	$53.25	$45.87
Market Value per share	$47.09	$53.44	$31.97	$42.53	$45.02	$35.74
Market Capitalization	$192,443,315	$185,380,815	$83,176,797	$110,650,896	$117,129,164	$92,985,258
Shares Outstanding	4,086,713	3,468,952	2,601,714	2,601,714	2,601,714	2,601,714

(a)	Excludes expenses related to capital raising.
(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

NXG NextGen Infrastructure Income Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2025 (Expressed as a Percentage of Total Investments)

Utilities(2)	22.2%
Large Cap Diversified C Corps(2)(3)	17.8%
Large Cap MLP(3)	10.4%
Natural Gas Transportation & Storage(2)	9.4%
Natural Gas Gatherers & Processors(2)	7.2%
Engineering & Construction(2)	6.8%
Cybersecurity(2)	5.4%
Solar Equipment(2)	3.3%
Wireless Connectivity(2)	2.8%
Data Centers(4)	2.1%
Exploration & Production(2)(5)	2.0%
Electrical Power Equipment(2)	2.0%
Energy Metering & Management(2)	1.9%
Other Renewable Generation(2)	1.5%
Industry Software(2)	1.5%
Waste(2)	1.2%
Cloud Software(2)	1.1%
Upstream MLP(3)	0.9%
Short-Term Investments	0.4%
Canadian Midstream(2)	0.1%
100.0%

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts
(5)	Fixed Income

NXG NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2025

Common Stock — 108.5%	Shares	Fair Value
Canadian Midstream — 0.1%
Pembina Pipeline Corporation(2)(4)	5,153	$193,113

Cloud Software — 1.4%
Nutanix Inc(3)	35,000	2,684,150

Cybersecurity — 6.9%
Crowdstrike Holdings Inc(1)(3)	7,000	3,299,590
CyberArk Software, Ltd.(2)(3)	5,000	1,913,900
Palo Alto Networks Inc(3)	30,000	5,772,600
Cloudflare Inc(1)(3)	12,000	1,990,680
		12,976,770
Electrical Power Equipment — 2.5%
GE Vernova, Inc.	10,000	4,729,800

Exploration & Production — 2.6%
Viper Energy, Inc.	124,000	4,921,560

Energy Metering & Management — 2.5%
Itron Inc(3)	40,000	4,624,000

Engineering & Construction — 8.8%
MasTec Inc(3)	30,000	4,677,900
Primoris Services Corporation(1)	69,000	4,975,590
Quanta Services, Inc.(1)	20,000	6,851,200
		16,504,690
Industry Software — 2.0%
MicroStrategy Inc(3)	10,000	3,690,600

Large Cap Diversified C Corps. - 20.5%
Cheniere Energy, Inc.	33,000	7,820,670
Kinder Morgan, Inc.	250,000	7,010,000
Oneok, Inc.	100,000	8,084,000
Pembina Pipeline Corporation(2)	108,847	4,079,586
TC Energy Corp(2)	70,000	3,544,800
Williams Companies, Inc.	133,000	8,047,830
		38,586,886
Natural Gas Gatherers & Processors — 9.3%
DT Midstream, Inc.	90,000	9,426,600
Kinetik Holdings, Inc.	84,000	3,741,360
Western Midstream Partners, L.P.	115,000	4,301,000
		17,468,960
Natural Gas Transportation & Storage — 12.2%
Antero Midstream Corporation	184,000	3,455,520
Hess Midstream, L.P.	230,000	8,510,000
Targa Res Corporation	70,000	11,055,100
		23,020,620

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2025 — (Continued)

Common Stock — (Continued)	Shares	Fair Value
Other Renewable Generation — 2.0%
Bloom Energy Corporation(3)	200,000	$3,694,000

Solar Equipment — 4.2%
First Solar Inc(3)	23,000	3,635,840
NEXTracker Inc(3)	75,000	4,251,750
		7,887,590
Utilities — 28.5%
American Electric Power Co Inc	17,000	1,759,330
Constellation Energy Corporation(1)	35,000	10,715,250
Entergy Corp	25,000	2,082,000
NextEra Energy Inc	36,000	2,543,040
NRG Energy Inc	78,000	12,160,200
Public Service Enterprise Group Inc	29,000	2,349,870
Southern Co/The	33,000	2,970,000
Talen Energy Corp(3)	27,000	6,586,650
Vistra Corporation	78,000	12,524,460
		53,690,800
Waste — 1.5%
Republic Services Inc	11,000	2,830,190

Wireless Connectivity — 3.5%
Motorola Solutions Inc	5,000	2,076,900
T-Mobile US Inc	19,000	4,601,800
		6,678,700

Total Common Stocks (Cost $153,542,264)		$204,182,429

Master Limited Partnerships and Related Companies — 17.0%	Units
Large Cap Diversified C Corps — 2.4%
Plains GP Holdings, L.P.	253,000	$4,452,800

Large Cap MLP — 13.4%
Energy Transfer, L.P.(1)	581,999	10,173,351
Enterprise Prods Partners, L.P.	160,000	4,931,200
MPLX, L.P.(1)	200,000	10,200,000
		25,304,551
Upstream MLP — 1.2%
TXO Energy Partners, L.P.(1)	150,000	2,244,000

Total MLP Investments and Related Companies (Cost $15,676,098)		$32,001,351

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2025 — (Continued)

Real Estate Investment Trusts — 2.7%	Shares	Fair Value
Data Centers — 2.7%
Digital Realty Trust Inc	14,000	$2,401,280
Equinix Inc	3,000	2,666,460

Total Real Estate Investment Trusts (Cost $4,900,740)		$5,067,740

Fixed Income — 0.0%	Principal Amount
Exploration & Production — 0.0%
Sanchez Energy Corporation, 6.125%, due 01/15/2050(1)(4)	5,000,000	$—

Total Fixed Income (Cost $4,932,683)		$—

Short-Term Investments - Investment Companies — 0.4%	Shares
First American Government Obligations Fund - Class X, 4.23%(1)(5)	467,068	$467,068
First American Treasury Obligations Fund - Class X, 4.23%(1)(5)	467,068	467,068
Total Short-Term Investments - Investment Companies (Cost $934,136)		$934,136

Total Investments — 128.6% (Cost $179,985,922)		$242,185,656
Liabilities in Excess of Other Assets — (28.6)%		(53,796,672)
Net Assets Applicable to Common Stockholders — 100.0%		$188,388,984

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	Foreign issued security. Foreign concentration is as follows: Canada 4.15% and Israel 1.02%.

(3)	No distribution or dividend was made during the period ended May 31, 2025. As such, it is classified as a non-income producing security as of May 31, 2025.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Trustees. As of May 31, 2025, the value of these investments was $193,113 or 0.10% of total net assets.

(5)	Rate reported is the current yield as of May 31, 2025.

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statement of Assets & Liabilities (Unaudited) May 31, 2025

Assets
Investments, at fair value (cost $179,985,922)	$242,185,656
Receivable for investments sold	225,478
Distributions and dividends receivable	208,130
Prepaid offering costs	74,447
Prepaid expenses and other receivables	148,448
Total assets	242,842,159
Liabilities
Short-term borrowings	53,810,000
Payable to Adviser, net of waiver	211,006
Distributions and dividends payable	39,521
Accrued interest expense	279,413
Accrued expenses and other liabilities	113,235
Total liabilities	54,453,175
Net assets applicable to common stockholders	$188,388,984
Components of Net Assets
Capital stock, $0.001 par value; 4,086,713 shares issued and outstanding (unlimited shares authorized)	$4,087
Additional paid-in capital	174,664,312
Accumulated net gains	13,720,585
Net assets applicable to common stockholders	$188,388,984
Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$46.10

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statement of Operations (Unaudited) Period From December 1, 2024 through May 31, 2025

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $51,381	$3,943,638
Less: return of capital on distributions	(2,018,854)
Distributions and dividend income	1,924,784
Interest income	199,003
Total Investment Income	2,123,787
Expenses
Adviser fees	1,460,924
Trustees’ fees	119,920
Offering fees	115,179
Professional fees	101,773
Administrator fees	68,672
Reports to stockholders	39,442
Insurance expense	17,295
Registration fees	15,536
Custodian fees and expenses	13,024
Transfer agent fees	9,765
Fund accounting fees	1,327
Total Expenses before Interest Expense	1,962,857
Interest expense	1,722,451
Total Expenses	3,685,308
Less: expense waived by Adviser	(292,185)
Net Expenses	3,393,123
Net Investment Loss	(1,269,336)
Realized and Unrealized Loss on Investments
Net realized loss on investments	(4,210,910)
Net realized gain on options	3,635,839
Net realized loss on investments and options	(575,071)
Net change in unrealized appreciation/depreciation of investments	(4,083,720)
Net Realized and Unrealized Loss on Investments	(4,658,791)
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(5,928,127)

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statements of Changes in Net Assets

	Period From December 1, 2024 through May 31, 2025 (Unaudited)	Fiscal Year Ended November 30, 2024
Operations
Net investment loss	$(1,269,336)	$(1,835,456)
Net realized gain (loss) on investments and options	(575,071)	8,080,230
Net change in unrealized appreciation/depreciation of investments	(4,083,720)	55,551,532
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(5,928,127)	61,796,306
Distributions and Dividends to Common Stockholders
Distributable earnings	—	(1,784,978)
Return of capital	(11,904,946)	(16,947,365)
Total distributions and dividends to common stockholders	(11,904,946)	(18,732,343)
Capital Share Transactions
Issuance of 4,488 and 0 common shares from reinvestment of distributions to stockholders, respectively	205,658	—
Proceeds from issuance of 0 and 867,238 shares in connection with exercising a rights offering	—	31,218,799
Proceeds from issuance of 613,273 and 0 shares in connection with exercising a shelf offering	28,052,048	—
Net increase in net assets applicable to common stockholders from capital share transactions	28,257,706	31,218,799
Total increase in net assets applicable to common stockholders	10,424,633	74,282,762
Net Assets
Beginning of period	177,964,351	103,681,589
End of period	$188,388,984	$177,964,351

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statement of Cash Flows (Unaudited) Period From December 1, 2024 through May 31, 2025

OPERATING ACTIVITIES
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(5,928,127)
Adjustments to reconcile net decrease in the net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net change in unrealized appreciation/depreciation of investments	4,083,720
Purchases of investments	(245,409,529)
Proceeds from sales of investments	85,227,714
Proceeds from option transactions, net	131,700,295
Return of capital on distributions and dividends	2,018,854
Net realized loss on sales of investments and options	575,071
Net sales of short-term investments	125,479
Changes in operating assets and liabilities
Receivable for investments sold	11,939,661
Distributions and dividends receivable	82,043
Prepaid offering costs	68,576
Prepaid expenses and other receivables	(90,332)
Payable to Adviser, net of waiver	14,917
Accrued interest expense	279,413
Accrued expenses and other liabilities	(49,699)
Net cash used in operating activities	(15,361,944)
FINANCING ACTIVITIES
Proceeds from borrowing facility	44,000,000
Repayment of borrowing facility	(45,000,000)
Common stock issuance	28,052,048
Distributions and dividends paid to common stockholders	(11,690,104)
Net cash provided by financing activities	15,361,944
CHANGE IN CASH AND CASH EQUIVALENTS	—
CASH AND CASH EQUIVALENTS:
Beginning of period	—
End of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Interest paid	$1,447,284

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Financial Highlights

	Period From December 1, 2024 through May 31, 2025 (Unaudited)		Fiscal Year Ended November 30, 2024	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020
Per Common Share Data (1)
Net Asset Value, beginning of period	$51.30		$39.85	$54.75	$53.25	$45.87	$58.28
Income from Investment Operations:
Net investment income (loss)	(0.35)		(0.63)	0.21	(0.06)	0.70	(0.11)
Net realized and unrealized gain (loss) on investments	(1.61)		18.56	(11.17)	4.12	9.24	(7.74)
Total increase (decrease) from investment operations	(1.96)		17.93	(10.96)	4.06	9.94	(7.85)
Less Distributions to Common Stockholders:
Net investment income	—		(0.62)	(2.18)	—	—	(0.59)
Net realized gain	—		—	—	—	—	—
Return of capital	(3.24)		(5.86)	(1.76)	(2.56)	(2.56)	(3.97)
Total distributions to common stockholders	(3.24)		(6.48)	(3.94)	(2.56)	(2.56)	(4.56)
Net Asset Value, end of period	$46.10		$51.30	$39.85	$54.75	$53.25	$45.87
Per common share fair value, end of period	$47.09		$53.44	$31.97	$42.53	$45.02	$35.74
Total Investment Return Based on Fair Value (2)	(5.37)%		96.31%	(16.38)%	0.34%	33.40%	(19.52)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$188,389		$177,964	$103,682	$142,434	$138,537	$119,348
Ratio of expenses to average net assets after waiver (3)	4.08%		4.81%	4.15%	2.88%	2.25%	1.99%
Ratio of net investment income (loss) to average net assets before waiver	(1.88)%		(1.82)%	0.10%	(0.46)%	0.95%	0.92%
Ratio of net investment income (loss) to average net assets after waiver	(1.53)%		(1.48)%	0.44%	(0.12)%	1.29%	1.10%
Portfolio turnover rate	37.96	%(5)	127.04%	251.22%	124.56%	125.80%	71.35%
Total borrowings outstanding (in thousands)	$53,810		$54,810	$36,810	$41,410	$56,410	$18,310
Asset coverage, per $1,000 of indebtedness(5)	$4,501		$4,247	$3,817	$4,440	$3,456	$7,518

(1)	Information presented relates to a common share outstanding for the entire period.
(2)	Not annualized. The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)

The ratio of expenses to average net assets before waiver was 4.43%, 5.14%, 4.49%, 3.22%, 2.59%, and 2.16% for the period ended May 31, 2025 and fiscal years ended November 30, 2024, 2023, 2022, 2021, and 2020, respectively.

(4)	Not annualized.
(5)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Notes to Financial Statements (Unaudited) May 31, 2025

1. Organization

NXG NextGen Infrastructure Income Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP, d/b/a NXG Investment Management (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “NXG.”

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Board of Trustees has designated the Adviser as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the 1940 Act. The valuation designee is responsible for making fair value determinations pursuant to valuation policies and procedures adopted by the Adviser and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of the Adviser considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Valuation Committee”). The Adviser as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Valuation Committee may consult with and receive input from third parties and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Valuation Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The valuation designee uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to the Valuation Policy. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no sale is reported on that date, the security will be valued at the last reported bid price. If the Valuation Committee (the “Committee”) determines that price is not representative of the actual market price, the Committee may determine the fair value of the security.

(ii)

Securities not traded on a U.S. exchange or NASDAQ and foreign securities that are traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market will be valued at prices supplied by a pricing service. If the Committee determines that price is not representative of the actual market price, the Committee may determine the fair value of the security.

(iii)

Debt securities will be valued based on evaluated mean prices by an outside pricing service that employs a pricing model that takes into account bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). If a price cannot be obtained from pricing services, quotes from market makers or brokers may be used. When possible, more than one market maker or broker should be utilized and the mean of bid and ask prices should be used.

(iv)

Private Placements in Public Entities (“PIPES”) will be valued using the price of the publicly traded common stock as a baseline, deducting the discount realized on the original purchase and amortizing the difference over the restricted period.

(v)

Listed options on debt or equity securities are valued at the last sale price or, if there are no trades for the day, the mean of the closing bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by an investment company registered under the 1940 Act (a “Registered Fund”) will be included in the assets of such Registered Fund, and the market value of such options will be included as a liability.

(vi)

For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are as of the close of regular trading on the Exchange each day the Exchange is open for trading (or earlier as may be specified by the Registered Fund) and translated into U.S. dollar equivalents at the current prevailing market rates as quoted by a pricing service.

(vii)

Foreign securities are valued using “fair value factors”. Fair value factors consider daily trade activity and price changes for depositary receipts, exchange-traded funds, index futures, foreign currency exchange activity, or other relevant market data.

(viii)	Over-the-counter options on foreign securities and currencies are fair valued by obtaining the “last available bid” from a single dealer that is either the writer or purchaser of the option.

(ix)	Swaps will be valued using market-based prices provided by pricing services or broker-dealer bid counterparty quotations.

(x)

Whenever trading in a listed security held in a portfolio is temporarily suspended, halted or delisted from an exchange, the security may be priced using the last closing price for a period of up to 5 business days. The Committee will continue to monitor the security during this period and, if there is a belief that the last closing price does not reflect the fair value of such security, then the value of such security will be determined by the Committee based on factors the Committee deems relevant. Whenever any such valuation determination is made, the Committee will monitor the market and other sources of information available to it in order to ascertain whether any change in circumstance would suggest a change in the value so determined.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially more than the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a high cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex- dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2025, the Fund has estimated approximately 51% of the distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D. Distributions to Shareholders

The Fund’s distributions may include a return of capital to shareholders to the extent that distributions are in excess of the Fund’s net investment income and net capital gains, determined in accordance with U.S. federal income tax regulations. Distributions that are treated for U.S. federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as a gain to the shareholder from a sale of shares. Returns of shareholder capital may have the effect of reducing the Fund’s assets and increasing the Fund’s expense ratio.

For the fiscal year ended November 30, 2024, the Fund’s distributions were 100%, or $18,732,343, return of capital.1 The final character of distributions paid for the period ended May 31, 2025 will be determined in early 2026.

1.	For the period ended May 31, 2025, the Fund’s distributions are expected to be 100%, or $11,904,946, return of capital.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short- term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely- than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount.

Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/ loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2025.

The average monthly fair value of written options during the period ended May 31, 2025 was $62,644.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2025:

Liability Derivatives
Risk Exposure Category	Statement of Asset and Liabilities Location	Fair Value
Equity Contracts	Written options, at fair value	$—

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$3,635,839	$3,635,839

Amount of Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

J. Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

3. Concentrations of Risk

The Fund will pursue its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser of the Fund. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. The Fund’s Board of Trustees has approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets. The Adviser earned $1,460,924 and waived $292,185 in advisory fees for the period ended May 31, 2025. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the Company to evaluate tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $362,673 from additional paid in capital and $362,673 to accumulated net gains.

The following information is provided on a tax basis as of November 30, 2024:

Cost of investments	$162,986,898
Gross unrealized appreciation	71,899,750
Gross unrealized depreciation	(14,379,387)
Net unrealized appreciation	57,520,363
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(37,871,651)
Accumulated net gains	$19,648,712

The Fund utilized $8,542,250 of short-term capital loss carryforward and $2,052,192 of long-term capital loss carryforward during the fiscal year ended November 30, 2024. As of November 30, 2024, for federal income tax purposes, capital loss carryforward is comprised of short-term capital loss of $7,715,631 and long-term capital loss of $29,444,470.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2021 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2025	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$204,182,429	$204,182,429	$—	$—
Master Limited Partnerships and Related Companies(a)	32,001,351	32,001,351	—	—
Real Estate Investment Trusts(a)	5,067,740	5,067,740	—	—
Total Equity Securities	241,251,520	241,251,520	—	—
Other
Short-Term Investments — Investment Companies(a)	934,136	934,136	—	—
Total Assets	$242,185,656	$242,185,656	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at period ended May 31, 2025.

7. Investment Transactions

For the period ended May 31, 2025, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $245,409,529 and 85,227,714 (excluding short-term securities), respectively. The Fund sold written options (proceeds) in the amount of $4,118,633.

8. Common Shares

The Fund had unlimited common shares of beneficial interest authorized and 4,086,713 shares outstanding as of May 31, 2025. Transactions in common shares for the fiscal year ended November 30, 2024 and period ended May 31, 2025 were as follows:

Shares at November 30, 2023	2,601,714
Shares issued in connection with conducting a rights offering	867,238
Shares at November 30, 2024	3,468,952
Shares issued through reinvestment of distributions	4,488
Shares issued in connection with at-the-market offering	613,273
Shares at May 31, 2025	4,086,713

On January 27, 2025, the Fund entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), allowing the Fund to offer and sell up to 200,000 common shares, from time to time, through the Distributor in “at-the-market” transactions as defined in Rule 415 under the Securities Act of 1933. The minimum sale price on any day could not be less than the then-current net asset value per common share plus any applicable commissions. On March 14, 2025, the Fund amended the agreement to increase the offering capacity to 1,450,000 common shares, subject to the same pricing conditions. For the period ended May 31, 2025, the Fund issued 613,273 shares under the Distribution Agreement, generating gross proceeds of $28 million.

9. Borrowing Facilities

The Fund maintains a margin account arrangement with Scotiabank™. The interest rate charged on margin borrowing is tied to the cost of funds for Scotiabank™, approximating SOFR plus 0.80%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2025 was $66,407,000 and 5.13%, respectively. On May 31, 2025, the principal balance outstanding was $53,810,000 and accrued interest expense was $279,413.

10. Subsequent Events

Subsequent to May 31, 2025, the Fund declared monthly distributions to common shareholders in the amounts of $0.5400 per share, payable on June 30, 2025, July 31, 2025 and August 29, 2025, to shareholders of record on June 16, 2025, July 2, 2025 and August 15, 2025, respectively.

On July 21, 2025, the Fund issued transferrable subscription rights (“Rights”) to its common shareholders of record as of 5:00 p.m., Eastern time, on July 21, 2025, entitling the holders of Rights to subscribe for up to an aggregate of 1,414,904 Common Shares at an estimated subscription price of $46.55 per Common Share (the “Rights Offering”). The Rights Offering will expire at 5:00 p.m., Eastern time, on August 13, 2025.

There were no additional subsequent events through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

NXG NextGen Infrastructure Income Fund Additional Information (Unaudited) May 31, 2025

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.nxgim.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2025, the aggregate compensation paid by the Fund to the independent trustees was $119,920. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2025 was 37.96%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for each month of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions declared for your common shares of the Fund (including capital gain distributions and return of capital distributions) will be automatically reinvested by U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for shareholders in administering the Fund’s dividend reinvestment plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as distribution disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting the Plan Agent, as distribution disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Whenever the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any distribution, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to in this Prospectus as “market premium”), the Plan Agent will invest the distribution amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any distribution, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to in this Prospectus as “market discount”), the Plan Agent will invest the distribution amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any distribution, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-distribution” basis or 120 days after the payment date for such distribution, whichever is sooner (the “last purchase date”), to invest the distribution amount in common shares acquired in open-market purchases. The period during which open-market purchases can be made will exist only from the payment date of each distribution through the date before the “ex-distribution” date of the following distribution. The price per common share of shares acquired by the Plan Agent in open-market purchases will be deemed to be the average price at which open-market purchases were made during such period. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in newly-issued common shares on the distribution payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the distribution amount in newly-issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent or its designee will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Accordingly, any taxable distribution received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Participants whose shares are registered with the Plan Agent in the name of one bank, broker or nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

In addition, participants who request a sale of shares through the Plan Agent are subject to a $15.00 per transaction sales fee and pay a brokerage commission of $0.12 per share sold.

To the extent that reinvested distributions are invested in newly-issued common shares (which occurs when a market premium exists on the payment date for any distribution) the reinvestment of distributions will increase the Managed Assets of the Fund, and thus the Management Fee paid to the Investment Adviser.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Fund will provide written notice to participants at least 60 days in advance of implementing any such amendment.

For more information about the Plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, Wisconsin 53201-0701, or by calling the Plan Agent.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information for Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market. This report is sent to stockholders of NXG NextGen Infrastructure Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s prior offerings and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.nxgim.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Annual Shareholder Meeting Results

The annual meeting of shareholders of the Fund was held on May 22, 2025. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Messrs. Brian R. Bruce and John Musgrave as Class I Trustees of the Fund to hold office for a two-year term expiring at the Fund’s 2027 annual meeting, or until a successor is elected and duly qualified.

	For	Withheld
Brian R. Bruce	2,558,627	60,127
John Musgrave	2,528,555	90,199

NXG NextGen Infrastructure Income Fund Board Approval of Investment Management (Unaudited) May 31, 2025

On March 4, 2025, the Board of Trustees (the “Board,” members of which are referred to collectively as the “Trustees”) of the Fund met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Adviser and the Fund.

Activities and Composition of the Board

The Board is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and perform the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Board also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board also reviewed certain of the Adviser’s policies and procedures, including the Adviser’s Code of Ethics.

The Board determined that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group of competitor closed-end funds determined by FUSE Research Network LLC (“FUSE”). The Board discussed the funds contained in the peer groups and universes and the general methodology used by FUSE in preparing its report. The Board determined that because the Fund’s advisory fee waiver is a direct reduction of the advisory fee payable by the Fund and not sensitive to other fund operating expenses, the Board would use the Fund’s contractual advisory fee net of its contractual advisory fee waiver for the purposes of evaluating advisory fees and related costs of the services rendered to the Fund.

The Board determined that the peer group was small, consisting of only four funds (including the Fund), and that the Fund’s total net expense ratio of 1.71% of Managed Assets was in the fourth quartile with respect to its peer group, while its contractual advisory fee of 1.25% was in the third quartile for its peer group. However, the Board noted that the advisory fee was reduced to 1.00% as a result of the 0.25% contractual advisory fee waiver, which would be in the second quartile.

Consideration of Investment Performance

The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board reviewed performance information provided by FUSE for periods ending December 31, 2024, comparing the performance of the Fund against its peer group over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the in terms of net asset value (NAV) and market price.

The Trustees noted that the Fund’s peer group was small, consisting of only four funds (including the Fund) for the one-year period and the three-year period and two funds (including the Fund) for the five- and ten-year periods. The Trustees determined that, among the funds in the peer group, the Fund’s performance based on NAV was in the first quartile for the one-year and three-year periods, and below the median for the five-year and ten-year periods, and based on market price the Fund was in the first quartile over the one-year and three-year periods, and below the median for the ten-year period.

Consideration of Comparable Accounts

The Board reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Board determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund.

Consideration of Profitability

The Board received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Board used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Board noted that the Fund was profitable to the Adviser, both before and after distribution expenses. The Board determined that, with respect to the Fund, the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Board determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Board in coming to its decision regarding the Agreement. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

NXG NextGen Infrastructure Income Fund

TRUSTEES Brian R. Bruce Andrea N. Mullins John Musgrave John H. Alban
EXECUTIVE OFFICERS John Musgrave Chief Executive Officer and President Blake R. Nelson Chief Financial Officer and Treasurer Brad Mead Chief Compliance Officer and Secretary
INVESTMENT ADVISER Cushing® Asset Management, LP d/b/a NXG Investment Management One Energy Square 4925 Greenville Avenue Suite 1310 Dallas, TX 75206
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 320 South Canal Street Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/24-12/31/24)	0	0	0	0
Month #2 (01/01/25-01/31/25)	0	0	0	0
Month #3 (02/01/25-02/28/25)	0	0	0	0
Month #4 (03/01/25-03/31/25)	0	0	0	0
Month #5 (04/01/25-04/30/25)	0	0	0	0
Month #6 (05/01/25-05/31/25)	0	0	0	0
Total	0	0	0	0

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NXG NextGen Infrastructure Income Fund

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	8/8/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	8/8/25

By (Signature and Title)*	/s/ Blake R. Nelson
Blake R. Nelson, Chief Financial Officer & Treasurer

Date	8/8/25

*	Print the name and title of each signing officer under his or her signature